Filed Pursuant to Rule 497(e)

1933 Act File No. 033-01182
1940 Act File No. 811-04447

1933 Act File No. 033-37959
1940 Act File No. 811-06221

BRANDYWINE FUND, INC.
BRANDYWINE BLUE FUND, INC.

Supplement dated September 27, 2013 to the
Prospectuses and Statements of Additional Information dated January 31, 2013

Matters With Respect to the Reorganization of the Brandywine Funds

On Monday, September 23, 2013, the shareholders of the Brandywine Fund, the Brandywine Blue Fund and the Brandywine Advisors Midcap Growth Fund (the “Brandywine Funds”) approved the Agreements and Plans of Reorganization (the “Plans”), which provide for the reorganization of each of the Brandywine Funds into a corresponding series of Managers Trust I (the “Managers Funds”), which will be advised by Managers Investment Group LLC and subadvised by Friess Associates, LLC and Friess Associates of Delaware, LLC.  The reorganizations are expected to occur on or about October 1, 2013.

The Plans set forth the terms by which each Brandywine Fund will transfer all of its assets and liabilities to its corresponding Managers Fund in exchange for shares of the corresponding Managers Fund, and subsequently distribute those Managers Fund shares to the applicable Brandywine Fund’s shareholders in complete liquidation of such Brandywine Fund.  As a result of the reorganizations, shareholders of the Brandywine Funds will become shareholders of their corresponding Managers Funds upon the closing of the reorganizations, as follows:

Brandywine Fund	Corresponding Managers Fund
Brandywine Fund	Brandywine Fund, a series of Managers Trust I
Brandywine Blue Fund	Brandywine Blue Fund, a series of Managers Trust I
Brandywine Advisors Midcap Growth Fund	Brandywine Advisors Midcap Growth Fund, a series of Managers Trust I

Investors should retain this supplement for future reference.